Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On June 30, 2023, Innovative Solutions and Support, Inc. (the “Company” or “IS&S”) entered into an Asset Purchase and License Agreement (the “Agreement”) with Honeywell International, Inc. (“Honeywell”) whereby Honeywell sold certain assets and granted perpetual license rights to manufacture and sell licensed products related to its inertial, communication and navigation product lines (the “Product Lines”) to the Company (the “Transaction”). The following unaudited pro forma condensed combined financial statements of IS&S present the combination of the historical financial information of IS&S and the Product Lines adjusted to give effect to the Transaction to be accounted for under the acquisition method of accounting in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”).

In accordance with Rule 11-02(c)(1) of Regulation S-X, a pro forma balance sheet has not been prepared to give effect to the Transaction as of June 30, 2023, as it is reflected in the condensed consolidated balance sheet of IS&S included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2023, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on August 11, 2023.

The following tables and accompanying notes (collectively the “Unaudited Pro Forma Condensed Combined Financial Statements”) present the Company’s statements of operations on a pro forma combined basis after giving effect to the Transaction. The information in the tables below under the heading “Unaudited Pro Forma Condensed Combined Statement of Operations” for the nine months ended June 30, 2023 and the year ended September 30, 2022 give effect to the Transaction as if it had taken place on October 1, 2021 (the “Unaudited Pro Forma Condensed Combined Statements of Operations”).

The pro forma transaction accounting adjustments are based upon currently available information and certain assumptions that the Company’s management believes are reasonable. The Unaudited Pro Forma Condensed Combined Financial Statements are presented for informational purposes only and are not intended to present or be indicative of what the results of operations or financial position would have been had the events actually occurred on the date indicated, nor are they meant to be indicative of future results of operations or financial position for any future period or as of any future date. The Unaudited Pro Forma Condensed Combined Financial Statements do not include any adjustments not otherwise described herein; they do not give effect to the potential impact of current financial conditions, or any anticipated revenue enhancements, cost savings, operating synergies or dis-synergies that may result from the Transaction.

The historical financial information of the Company being presented in these Unaudited Pro Forma Condensed Combined Financial Statements is derived from the Company's unaudited consolidated statement of operations for the nine months ended June 30, 2023, and its audited consolidated statement of operations for the fiscal year ended September 30, 2022, which were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The historical financial information of the Product Lines is derived (“carved-out”) from Honeywell’s consolidated financial statements, including the unaudited consolidated statement of revenues and direct expenses for the six months ended June 30, 2023, the audited consolidated statement of revenues and direct expenses for the year ended December 31, 2022 and the unaudited statement of assets acquired as of June 30, 2023, which were prepared in accordance with GAAP and presented in the Product Lines’ Abbreviated Financial Statements included in Exhibit 99.1 of this Form 8-K/A. Note 1 to the Product Lines’ Abbreviated Financial Statements provides further information regarding the basis of presentation and allocations made in the Abbreviated Financial Statements. The Abbreviated Financial Statements only reflect the Product Lines conveyed in the Agreement, and do not purport to reflect the financial position and results of operations of the Product Lines had such business operated on a stand-alone basis during the periods presented.

The assumptions and estimates underlying the unaudited adjustments to the Unaudited Pro Forma Condensed Combined Financial Statements are described in the accompanying notes, which should be read together with the Unaudited Pro Forma Condensed Combined Financial Statements. In addition, the Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the following:

•	The Company’s Annual Report on Form 10-K for the year ended September 30, 2022 filed with the SEC on December 16, 2022;

•	The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2023 filed with the SEC on August 11, 2023;

•	The Product Lines’ audited Abbreviated Financial Statements as of December 31, 2022 and the year ended December 31, 2022 included in Exhibit 99.1 of this Form 8-K/A;

•	The Product Lines’ unaudited Abbreviated Financial Statements as of June 30, 2023 and for the six months ended June 30, 2023 and 2022 included in Exhibit 99.1 of this Form 8-K/A; and

•	The Product Lines’ unaudited financial information for the three months ended December 31, 2022 (used to determine the results of operations for the nine months ended June 30, 2023) not included in this Form 8-K/A.

The Company has a fiscal year end of September 30 and the Product Lines’ audited Abbreviated Financial Statements are presented as of and for the year ended December 31. The Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended June 30, 2023 and the year ended September 30, 2022, present the combination of financial information of the Company and the Product Lines, after giving effect to the Transaction described in the accompanying notes.

Within the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2023, the reporting periods of the Product Lines and the Company have been aligned. The Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2023 contains the Company’s results of operations for the nine months ended June 30, 2023 and the Product Lines’ revenues and direct expenses for the nine months ended June 30, 2023.

The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2022 includes the Company’s results of operations for the year ended September 30, 2022 and the Product Lines’ revenues and direct expenses for the year ended December 31, 2022.

Due to the alignment of the Products Lines’ reporting period to the Company’s reporting period in the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2023, the Product Lines’ revenues and direct expenses for the three months ended December 31, 2022 are included in the Unaudited Pro Forma Condensed Combined Statements of Operations for both the nine months ended June 30, 2023 and the year ended September 30, 2022. The Product Lines’ net sales and direct expenses for the three months ended December 31, 2022 were $6,081,653 and $3,245,639, respectively, resulting in net sales in excess of direct expenses for the three months ended December 31, 2022 of $2,836,014.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended June 30, 2023

(U.S. Dollars)

	IS&S (Historical)	Product Lines (Historical)	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Net sales
Product	$21,383,435	$15,030,335	$-		$36,413,770
Engineering development contracts	432,482	-	-		432,482
Total net sales	21,815,917	15,030,335	-		36,846,252

Cost of sales
Product	8,538,219	5,980,679	1,447,811	3a, 3b, 3c	15,966,709
Engineering development contracts	79,098	-	-		79,098
Total cost of sales	8,617,317	5,980,679	1,447,811		16,045,807

Gross profit	13,198,600	9,049,656	(1,447,811)		20,800,445

Operating expenses:
Research and development	2,387,939	-	-		2,387,939
Selling, general and administrative	7,104,212	1,402,989	(262,099)	3d	8,245,102
Total operating expenses	9,492,151	1,402,989	(262,099)		10,633,041

Operating income	3,706,449	7,646,667	(1,185,712)		10,167,404

Interest income (expense)	432,495	-	(1,446,900)	3e, 3f	(1,014,405)
Other income	131,504	-	-		131,504
Income before income taxes	4,270,448	7,646,667	(2,632,612)		9,284,503

Income tax expense	877,315	-	1,238,471	3g	2,115,786

Net income	$3,393,133	$7,646,667	$(3,871,083)		$7,168,717

Earnings per share:
Net income - basic	$0.19			3h	$0.41
Net income - diluted	$0.19			3h	$0.41
Weighted average shares outstanding - basic	17,415,358			3h	17,415,358
Weighted average shares outstanding - diluted	17,419,265			3h	17,419,265

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended September 30, 2022

(U.S. Dollars)

	IS&S (Historical)	Product Lines (Historical)	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Net sales
Product	$27,279,750	$21,478,069	$-		$48,757,819
Engineering development contracts	460,945		-		460,945
Total net sales	27,740,695	21,478,069	-		49,218,764

Cost of sales
Product	10,905,799	10,376,350	1,930,416	3a, 3b, 3c	23,212,565
Engineering development contracts	160,515	-	-		160,515
Total cost of sales	11,066,314	10,376,350	1,930,416		23,373,080

Gross profit	16,674,381	11,101,719	(1,930,416)		25,845,684

Operating expenses:
Research and development	2,705,140	-	-		2,705,140
Selling, general and administrative	6,753,915	1,547,249	398,063	3d	8,699,227
Total operating expenses	9,459,055	1,547,249	398,063		11,404,367

Operating income	7,215,326	9,554,470	(2,328,479)		14,441,317

Interest income (expense)	61,051	-	(1,552,745)	3e, 3f	(1,491,694)
Other income	65,232	-	-		65,232
Income before income taxes	7,341,609	9,554,470	(3,881,224)		13,014,855

Income tax expense	1,817,831	-	1,401,292	3g	3,219,123

Net income	$5,523,778	$9,554,470	$(5,282,516)		$9,795,732

Earnings per share:
Net income - basic	$0.32			3h	$0.57
Net income - diluted	$0.32			3h	$0.57
Weighted average shares outstanding - basic	17,256,750			3h	17,256,750
Weighted average shares outstanding - diluted	17,257,871			3h	17,257,871

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of the Transaction

On June 30, 2023 (the “Acquisition Date”), Innovative Solutions and Support, Inc. (the “Company” or “IS&S”) entered into and closed the transactions contemplated by an Asset Purchase and License Agreement with Honeywell International, Inc. (“Honeywell”) whereby Honeywell sold certain assets and granted perpetual license rights to manufacture and sell licensed products related to its inertial, communication and navigation product lines (the “Product Lines”) to the Company (the “Transaction”). The Transaction involved a sale of certain inventory, equipment and customer-related documents; an assignment of certain contracts; and a grant of exclusive and non-exclusive licenses to use certain Honeywell intellectual property related to its inertial, communication and navigation product lines to repair, overhaul, manufacture sell, import, export and distribute certain products to the Company for consideration of $36,000,000 in cash. Concurrent with the Transaction, the Company entered into a transition services agreement with Honeywell, at no additional costs, to receive certain transitional services and technical support during the transition service period.

On June 28, 2023, in connection with the Transaction, the Company and one of its subsidiaries entered into an amendment to the loan documents (the “Loan Amendment”) with PNC Bank, National Association (“PNC”), which (i) amends certain terms of that certain loan agreement entered into by the parties on May 11, 2023 (the “Loan Agreement” and, as amended, the “Amended Loan Agreement”) and (ii) a corresponding term note in favor of PNC (the “Term Note”), which together provide for a senior secured term loan in an aggregate principal amount of $20,000,000, with a maturity date of June 28, 2028 (the “Term Loan”). Availability of funds under the Term Loan was conditioned upon the closing of the transactions contemplated by the Agreement and was used to fund a portion of the Transaction.

The interest rate applicable to loans outstanding under the Term Loan is a floating interest rate equal to the sum of (A) the Term SOFR Rate (as defined in the Term Note) plus (B) an unadjusted spread of the Applicable SOFR Margin plus (C) a SOFR adjustment of ten basis points. The Term SOFR Rate was 5.09%. The SOFR Margin ranges from 1.5% to 2.5% depending on the Company’s funded debt to EBITDA ratio. As of June 30, 2023, the total interest rate was 7.69%. Commencing on June 30, 2023, the Term Loan will amortize in up to sixty equal monthly installments, on a straight-line basis, amortized over a period of ten years, with the balance payable on the maturity date of the Term Loan.

In addition to providing for the Term Loan, the Loan Agreement, together with a corresponding Revolving Line of Credit Note in favor of PNC, executed May 11, 2023 (“Line of Credit Note”), provides for a senior secured revolving line of credit in an aggregate principal amount of $10,000,000, with an expiration date of May 11, 2028 (the “Revolving Line of Credit”).

The interest rate applicable to loans outstanding under the Revolving Line of Credit is a rate per annum equal to the sum of (A) Daily SOFR (as defined in the Line of Credit Note) plus (B) an unadjusted spread of Applicable SOFR Margin plus (C) a SOFR adjustment of ten basis points. The Applicable SOFR Margin ranges from 1.5% to 2.5% depending on the Company’s funded debt to EBITDA ratio. The Company will pay an annual commitment fee of 0.15% on the amount available for borrowing under the revolving credit facility.

2. Basis of Presentation

The Unaudited Pro Forma Condensed Combined Financial Statements were prepared in accordance with Article 11 of Regulation S-X to illustrate the pro forma effects of the Transaction.

The Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended June 30, 2023 and the year ended September 30, 2022 combine the historical consolidated statements of operations of the Company and the historical statements of revenues and direct expenses of the Product Lines for such periods, giving effect to (i) the Transaction as if it had taken place on October 1, 2021 and (ii) the assumptions and adjustments described in the accompanying notes to these Unaudited Pro Forma Condensed Combined Financial Statements.

The Unaudited Pro Forma Condensed Combined Financial Statements have been prepared using the acquisition method of accounting in accordance with ASC 805 with the Company treated as the accounting acquirer. As of the date of this Form 8-K/A to which the Unaudited Pro Forma Condensed Combined Financial Statements are attached, the Company has not completed the detailed valuation procedures necessary to finalize the required estimated fair values and estimated lives of the assets acquired, the estimated fair values of the liabilities assumed, and the related allocation of the purchase price. The effect of fair values and purchase price allocation contained within these statements are preliminary and are based on management's estimates after initial consultations with valuation personnel and discussions with Honeywell's management. The final allocation of the purchase price will be determined after completion of an analysis to determine the estimated fair value of the Product Lines's assets acquired, liabilities assumed, and associated tax adjustments; the analysis is expected to be completed by the end of the calendar year. Accordingly, the final acquisition accounting adjustments may be materially different from the unaudited pro forma adjustments described in these notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

3. Transaction Accounting Adjustments

The transaction accounting adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the Unaudited Pro Forma Condensed Combined Financial Statements:

(a)	Cost of Sales – Amortization Expense Related to Customer Relationships

Reflects the adjustments to record amortization expenses based on the straight-line method of $977,250, and $1,303,000 for the nine months ended June 30, 2023 and for the year ended September 30, 2022, respectively. The amortization expense is related to the fair value of the identifiable intangible assets, which are customer relationships directly attributable to the Product Lines’ sales. The fair value of the customer relationships is estimated at $13,030,000. The estimated useful life of customer relationships is 10 years.

The estimated fair value of the acquired customer relationships is based on a variation of the income valuation approach and is determined using the multi-period excess earnings method, which is a variation of the discounted cash flow method that quantifies value based on after-tax residual cash flows generated by the intangible asset. Key estimates and assumptions used in this model are projected revenues and expenses related to the asset and a risk-adjusted discount rate used to calculate the present value of the future expected cash inflows from the asset.

(b)	Cost of Sales – Depreciation Expense Related to Equipment

Reflects the adjustments to record the depreciation expense of $117,857, and $157,143 for the nine months ended June 30, 2023 and for the year ended September 30, 2022, respectively. The depreciation expense is related to the step-up from historical carrying value to fair value of the acquired equipment. The step-up to fair value of the equipment is estimated at $1,100,000 and the equipment is estimated to have a remaining useful life of 7 years. Management determined the depreciation expense by using the straight-line method.

(c)	Cost of Sales – Inventory

Reflects the adjustments to record the additional cost of sales related to the step-up to fair value of the acquired inventory. The step-up to fair value of the inventory is estimated at $822,977. The adjustment for the nine months ended June 30, 2023 and for the year ended September 30, 2022 is $352,704 and $470,273, respectively. The related tax benefit for the nine months ended June 30, 2023 and for the year ended September 30, 2022 is $87,118 and $116,157, respectively.

(d)	Selling, General and Administrative – Transaction Costs

For the nine months ended June 30, 2023, there is an adjustment to eliminate the transaction costs of $262,099; the tax expense related to this adjustment is $64,738 for the nine months ended June 30, 2023.

For the year ended September 30, 2022, there is an adjustment to record the transaction costs of $398,063; the tax benefit related to this adjustment is $98,322 for the year ended September 30, 2022.

(e)	Interest Income (Expense) – Interest Income

Reflects the adjustments to eliminate interest income earned on $16,000,000 of the Company’s existing cash balance that was transferred to Honeywell as part of the total aggregate consideration paid to consummate the Transaction. The adjustment for the nine months ended June 30, 2023 and for the year ended September 30, 2022 is $432,495 and $61,051, respectively.

(f)	Interest Income (Expense) – Interest Expense on Term Loan

Reflects the adjustments to record the recognition of new interest expense related to the Term Loan. The adjustment for the nine months ended June 30, 2023 and for the year ended September 30, 2022 is $1,014,405 and $1,491,694, respectively.

The interest rate applicable to loans outstanding under the Term Loan is a floating interest rate equal to the sum of (A) the Term SOFR Rate (as defined in the Term Note) plus (B) an unadjusted spread of the Applicable SOFR Margin plus (C) a SOFR adjustment of ten basis points. The Applicable SOFR Margin ranges from 1.5% to 2.5% depending on the Company’s funded debt to EBITDA ratio. To estimate the adjustment, management utilized the interest rate as it stood on June 30, 2023. The Term Loan will amortize in up to sixty equal monthly installments, on a straight-line basis, amortized over a period of ten years, with the balance payable on the maturity date of the Term Loan.

A 0.125% change in the interest rates used to calculate the interest expense adjustment would have resulted in a $16,495 and $24,256 change to the adjustment in the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2023 and for the year ended September 30, 2022, respectively.

(g)	Income Taxes

For the nine months ended June 30, 2023, the net adjustment of $1,238,471 represents $1,953,465 of incremental tax expense associated with the Product Lines' operations in the combined business and the elimination of the transaction costs, and $714,994 of tax benefit related to the other transaction accounting adjustments, recorded at the estimated blended statutory tax rate of 24.7%.

For the year ended September 30, 2022, the net adjustment of $1,401,292 represents $2,359,954 of incremental tax expense associated with the Product Lines' operations in the combined business and $958,662 of tax benefit related to the transaction accounting adjustments, recorded at the estimated blended statutory tax rate of 24.7%.

(h)	Earnings Per Share

The unaudited pro forma combined basic and diluted earnings per share calculations are based on the unaudited pro forma combined net income of the combined business and the weighted average outstanding shares of the Company for the nine months ended June 30, 2023 and for the year ended September 30, 2022.

	Pro Forma	Pro Forma
	Nine Months Ended	Year Ended
	June 30, 2023	September 30, 2022
Net income	$7,168,717	$9,795,732
Earnings per share:
Basic	$0.41	$0.57
Diluted	$0.41	$0.57
Weighted average shares outstanding:
Basic	17,415,358	17,256,750
Diluted	17,419,265	17,257,871